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                                                                    EXHIBIT 21.1

RFS HOTEL INVESTORS, INC.
SUBSIDIARIES OF THE REGISTRANT

                                                                    STATE OF
             NAME                                                INCORPORATION
             ----                                                -------------
RFS Partnership, L.P.                                               Tennessee
RFS Managers, Inc.                                                  Tennessee
RFS Financing Corporation                                           Tennessee
RFS Financing Partnership, L.P.                                     Tennessee
Ridge Lake General Partner, Inc.                                    Tennessee
RFS Financing II, L.P.                                              Tennessee
RFS TRS Holdings, Inc.                                              Tennessee
RFS Leasing II, Inc.                                                Tennessee
RFS Leasing III, Inc.                                               Tennessee
RFS Leasing IV, Inc.                                                Tennessee
RFS Leasing V, Inc.                                                 Tennessee
RFS Leasing VI, Inc.                                                Tennessee
RFS Leasing VII, Inc.                                               Tennessee
RFS Leasing VIII, Inc.                                              Tennessee
RFS MM 1 1998 Corporation                                           Virginia
RFS MM 2 1998 Corporation                                           Virginia
RFS SPE 1 1998 LLC                                                  Virginia
RFS SPE 2 1998 LLC                                                  Virginia
RFS MM 2000 Corporation                                             Virginia
RFS MM 2 2000 Corporation                                           Virginia
RFS SPE 2000 LLC                                                    Virginia
RFS SPE 2 2000 LLC                                                  Virginia
Wharf Enterprises                                                  California